UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On February 10, 2005, Key Technology, Inc. acquired Freshline Machines Pty Ltd, a privately-held, Australian-based company that designs, manufactures and sells food processing systems for the fresh-cut food industry worldwide. The terms of the transaction were not disclosed. The full text of the press release disclosing the acquisition is attached hereto as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release of Key Technology, Inc. dated February 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ KIRK W. MORTON
Kirk W. Morton
President and Chief Executive Officer

Dated: February 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc. dated February 14, 2005